UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 28, 2006
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-31249 (Commission File Number)	88-0331369 (IRS Employer Identification No.)

26777 Central Park Blvd., Suite 200 Southfield, Michigan (Address of principal executive offices)	48076 (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Securities Purchase Agreement, dated December 28, 2006
Registration Rights Agreement, dated December 28, 2006
Schedule of Investors
Press Release dated January 3, 2007

Item 3.02. Unregistered Sales of Equity Securities
     On December 28, 2006, Arcadia Resources, Inc. (the “Company”) entered into a Securities Purchase Agreement with institutional investors for the sale and purchase of approximately 4,999,999 shares of the Company’s common stock for an aggregate price of $9,999,998. The Purchase Agreement contains customary indemnification and other provisions. Under the Registration Rights Agreement, the Company agreed to file, within 30 days of closing, a registration statement to register the resale of the shares. The Company must use its best efforts to cause the registration statement to be declared effective by April 30, 2007 and to keep the registration statement effective for the designated time period. The Company agreed to issue in shares, as liquidated damages, one percent of the aggregate number of shares purchased per month, up to 5 percent of the aggregate number of shares purchased, in the event of failure to comply with the effectiveness provisions. Attached is the Company’s press release issued on January 3, 2007 announcing the transaction.
     The Company agreed to sell the securities to accredited investors in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, and there was no underwriter. Each securities certificate issued bears a legend providing, in substance, that the securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of an effective registration statement or opinion of counsel that registration is not required under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits

Exhibit 10.1	Securities Purchase Agreement, dated December 28, 2006, between Arcadia Resources, Inc. and each of the investors listed on Exhibit 99.1.

Exhibit 10.2	Registration Rights Agreement, dated December 28, 2006, between Arcadia Resources, Inc. and each of the investors listed on Exhibit 99.1.

Exhibit 99.1	Schedule of Investors.

Exhibit 99.2	Press Release dated January 3, 2007.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/s/ Rebecca R. Irish
Rebecca R. Irish
Its: Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: January 3, 2007

3

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Securities Purchase Agreement, dated December 28, 2006, between Arcadia Resources, Inc. and each of the investors listed on Exhibit 99.1.

10.2	Registration Rights Agreement, dated December 28, 2006, between Arcadia Resources, Inc. and each of the investors listed on Exhibit 99.1.

99.1	Schedule of Investors.

99.2	Press Release dated January 3, 2007.